Exhibit 10.14

(LOGO)                                                 Dah Sing Financial Centre
Dah Sing Bank                                          108 Gloucester Road,
                                                       Hong Kong

27th August, 2007

Private & Confidential

Concord Camera HK Ltd.
14/F ADP Pentagon Centre
98 Texaco Road
Tsuen Wan
N.T.

For kind attention of
Mr. Wong Kim Fai Paul

Dear Sirs,

Re: Banking Facilities

We have the pleasure to inform you that we will extend your banking facilities for one month time with expiry date amended to 30th September, 2007. Your existing facilities will be unchanged for these period. In the meantime, your facilities is under general review and detailed facility letter will be issued immediately to you upon approval of our review.

Yours faithfully,
For and on behalf of
Dah Sing Bank, Limited

/s/ Henry P.H. Lau
------------------
Authority Signature
Commercial Banking Division
VT/(3916)/hh

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Telephone:  2507 8866        Cable:  Dahsingbank      Telex: 74063 DSB HX       Fax: 2598 5052        Website: www.dahsing.com
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